UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2015

Majesco

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

412 Mount Kemble Ave, Suite 110C

Morristown, NJ 07960
(973) 461-5200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2015, the Board of Directors (the “Board”) of Majesco (the “Company”) appointed Robert P. Restrepo, Jr. as a member of the Board, effective immediately.  Mr. Restrepo will serve for a term expiring at the next annual meeting of stockholders in 2016.  Mr. Restrepo was also appointed to serve on the Audit Committee of the Board.

Since 2006, Mr. Restrepo, 65, has served as the Chairman of the Board of State Auto Financial Corporation, State Auto Property & Casualty Insurance Company and Milbank Insurance Company, each a wholly owned subsidiary of State Auto Financial Corporation, and of State Automobile Mutual Insurance Company, and from 2006 until May 2015, Mr. Restrepo served as the President and Chief Executive Officer of such companies. During his career, Mr. Restrepo has held executive roles at Aetna Life & Casualty Company, Travelers Property and Casualty, The Hanover Insurance Group Inc. and Main Street America Group. Mr. Restrepo earned a Bachelor of Arts in English from Yale University.

Majesco believes that Mr. Restrepo’s extensive knowledge of operations, marketing, sales, and general management of a property and casualty insurance company and valuable experience in corporate governance, acquisitions, strategic planning and leadership development qualify him to serve on Majesco’s board of directors.

Mr. Restrepo’s ongoing annual compensation will be consistent with that provided to the Company’s other non-employee directors, as described in Item 11 of the Company’s most recent Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission on June 19, 2015, under the heading “Compensation Discussion and Analysis—Compensation of Directors.”  In addition, Mr. Restrepo entered into an indemnification agreement with the Company effective August 20, 2015, substantially in the form of the indemnification agreement entered into between the Company and its other directors and officers, previously filed with the U.S. Securities and Exchange Commission on April 1, 2015 as Exhibit 10.1 to Majesco’s Registration Statement on Form S-4 (File No. 333-202180).

There is no arrangement or understanding between Mr. Restrepo and any other persons pursuant to which Mr. Restrepo was selected as a director. There are no related party transactions involving Mr. Restrepo that are reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2015	Majesco

	By:	/s/ Ketan Mehta
Name: Ketan Mehta
Title: President and Chief Executive Officer